Exhibit (a)(1)(B)

LETTER OF TRANSMITTAL
TO
TENDER SHARES OF COMMON STOCK
OF
iPCS, INC.
PURSUANT TO THE OFFER TO PURCHASE,
DATED OCTOBER 28, 2009
BY
IRELAND ACQUISITION CORPORATION
a wholly-owned subsidiary of
SPRINT NEXTEL CORPORATION

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON WEDNESDAY, NOVEMBER 25, 2009, UNLESS THE OFFER IS EXTENDED.

The Depositary for the Offer is:

By Mail: c/o Voluntary Corporate Actions P.O. Box 43011 Providence, Rhode Island 02940-3011	By Overnight Courier: c/o Voluntary Corporate Actions Suite V 250 Royall Street Canton, Massachusetts 02021
For Notice of Guaranteed Delivery
(for Eligible Institutions only)

By Facsimile Transmission:
(617) 360-6810

To Confirm Receipt of Notice of Guaranteed Delivery Only:
(781) 575-2332

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER, OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

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THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED THEREFORE AND COMPLETE THE SUBSTITUTE FORM W-9.

DESCRIPTION OF SHARES TENDERED
Name(s) and Address(es) of Registered
Holder(s)
(Please Fill In, if Blank, Exactly as Name(s)	Share Certificate(s) and Share(s) Tendered
Appear(s) on Share Certificate(s))	(Attach Additional Signed List, if Necessary)
Total Number of
	Share Certificate	Shares Evidenced by	Total Book Shares	Number of Shares
	Numbers*	Share Certificate(s)*	Tendered	Tendered**

Total Shares

Note: If the address is not correct, please cross out and indicate the new address. * Need not be completed by stockholders delivering Shares by book-entry transfer.
** Unless otherwise indicated, it will be assumed that all Shares evidenced by each Share Certificate delivered to the Depositary are being tendered hereby. See Instruction 4.
☐ CHECK THIS BOX IF ANY SHARE CERTIFICATE(S) HAS (HAVE) BEEN LOST, STOLEN OR DESTROYED. SEE INSTRUCTION 11.

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The Offer (as defined below) is not being made to (nor will any tenders of Shares (as defined below) be accepted from or behalf of) stockholders in any jurisdiction where it would be illegal to do so.

This Letter of Transmittal is to be completed by stockholders of iPCS, Inc. either if certificates evidencing Shares are to be forwarded herewith or, unless an Agent’s Message (as defined in Section 3 of the Offer to Purchase) is being utilized, if delivery of Shares is to be made by book-entry transfer to an account maintained by the Depositary at the Book-Entry Transfer Facility (as defined in and pursuant to the procedures set forth in Section 3 of the Offer to Purchase). DELIVERY OF DOCUMENTS TO A BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

Stockholders whose certificates evidencing Shares (“Share Certificates”) are not immediately available or who cannot deliver their Share Certificates and all other documents required hereby to the Depositary prior to the Expiration Date (as defined in “Introduction” in the Offer to Purchase) or who cannot complete the procedure for delivery by book-entry transfer on a timely basis and who wish to tender their Shares must do so pursuant to the guaranteed delivery procedure described in Section 3 of the Offer to Purchase. See Instruction 2.

☐	CHECK HERE IF SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY’S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

DTC Account Number:   Transaction Code Number:

☐	CHECK HERE IF SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

Name(s) of Registered Owner(s):

Window Ticket Number (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution which Guaranteed Delivery:

If delivery is by book-entry transfer, give the following information:

Account Number:

Transaction Code Number:

NOTE: SIGNATURES MUST BE PROVIDED BELOW.
PLEASE READ THE INSTRUCTIONS CAREFULLY.

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Ladies and Gentlemen:

The undersigned hereby tenders to Ireland Acquisition Corporation, a Delaware corporation (the “Offeror”) and a wholly-owned subsidiary of Sprint Nextel Corporation, a Kansas corporation, the above-described shares of common stock, par value $0.01 per share (“Shares”), of iPCS, Inc., a Delaware corporation (the “Company”), pursuant to the Offeror’s offer to purchase all of the outstanding Shares for $24.00 per share, net to the seller in cash, less any required withholding taxes and without interest, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated October 28, 2009 (the “Offer to Purchase”), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Offer to Purchase and any amendments or supplements to such documents, collectively constitute the “Offer”). The undersigned understands that the Offeror reserves the right to transfer or assign, in whole or from time to time in part, to one or more of its affiliates, the right to purchase all or any portion of the Shares tendered pursuant to the Offer.

Upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms of any such extension or amendment), and subject to, and effective upon, acceptance for payment of the Shares tendered herewith, in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to or upon the order of the Offeror any and all rights, title and interest in and to all Shares that are being tendered hereby and any and all dividends, distributions (including, without limitation, distributions of additional Shares) and rights declared, paid or distributed in respect of such Shares, on or after the date hereof (collectively, “Distributions”) and irrevocably appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and any and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver Share Certificates evidencing such Shares (and any and all Distributions), or transfer ownership of such Shares (and any and all Distributions) on the account books maintained by the Book-Entry Transfer Facility, together, in either case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Offeror, (ii) present such Shares for transfer on the books of the Company and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any and all Distributions), all in accordance with the terms and subject to the conditions of the Offer.

By executing this Letter of Transmittal, the undersigned hereby irrevocably appoints Keith O. Cowan, Timothy P. O’Grady and Charles R. Wunsch and each of them and any other designees of the Offeror, as the attorneys-in-fact and proxies of the undersigned, with full power of substitution, to vote in such manner as such attorney-in-fact and proxy or his substitute shall, in his sole discretion, deem proper and otherwise act (by written consent or otherwise) with respect to all Shares tendered hereby which have been accepted for payment by the Offeror prior to the time of such vote or other action, and all Shares and other securities issued in Distributions in respect of such Shares, which the undersigned is entitled to vote at any meeting of stockholders of the Company (whether annual or special and whether or not an adjourned or postponed meeting) or consent in lieu of any such meeting or otherwise. This proxy and power of attorney is coupled with an interest in Shares tendered hereby, is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of such Shares by the Offeror in accordance with other terms of the Offer. Such acceptance for payment shall revoke all other proxies and powers of attorney granted by the undersigned at any time with respect to such Shares (and all Shares and other securities issued in Distributions in respect of such Shares), and no subsequent proxies, powers of attorney, consents or revocations may be given by the undersigned with respect thereto (and if given will not be deemed effective). The undersigned understands that, in order for Shares or Distributions to be deemed validly tendered, immediately upon the Offeror’s acceptance of such Shares for payment, the Offeror must be able to exercise full voting and other rights with respect to such Shares (and any and all Distributions), including, without limitation, voting at any meeting of the Company’s stockholders then scheduled.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby (and any and all Distributions), that when such Shares are accepted for payment by the Offeror, the Offeror will acquire good, marketable and unencumbered title thereto (and any and all Distributions), free and clear of all liens, restrictions, charges and encumbrances, and that none of such Shares (and any and all Distributions) will be subject to any adverse claim and will not have been transferred to the Offeror in violation of any contractual or other restriction on the transfer hereof. The undersigned, upon request, shall execute and deliver all additional documents deemed by the Depositary or the Offeror to be necessary or desirable to complete the sale,

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assignment and transfer of Shares tendered hereby. In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of the Offeror all Distributions in respect of Shares tendered hereby, accompanied by appropriate documents of transfer, and pending such remittance and transfer or appropriate assurance thereof, the Offeror shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of Shares tendered hereby, or deduct from such purchase price the amount or value of such Distribution as determined by the Offeror in its sole discretion.

No authority herein conferred or agreed to be conferred shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

The undersigned understands that the valid tender of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the Instructions hereto will constitute the undersigned’s acceptance of the terms and conditions of the Offer. The Offeror’s acceptance of such Shares for payment will constitute a binding agreement between the undersigned and the Offeror upon the terms and subject to the conditions of the Offer (and, if the Offer is extended or amended, the terms or conditions of any such extension or amendment).

Unless otherwise indicated below in the box entitled “Special Payment Instructions,” please issue the check for the purchase price of all Shares purchased and return all Share Certificates evidencing Shares not tendered or not accepted for payment in the name(s) of the registered holder(s) appearing above under “Description of Shares Tendered.” Similarly, unless otherwise indicated below in the box entitled “Special Delivery Instructions,” please mail the check for the purchase price of all Shares purchased and return all Share Certificates evidencing Shares not tendered or not accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under “Description of Shares Tendered.” In the event that the boxes below entitled “Special Payment Instructions” and “Special Delivery Instructions” are both completed, please issue the check for the purchase price of all Shares purchased and return all Share Certificates evidencing Shares not tendered or not accepted for payment in the name(s) of, and deliver such check and return such Share Certificates (and any accompanying documents, as appropriate) to, the person(s) so indicated. Unless otherwise indicated below in the box entitled “Special Payment Instructions,” please credit any Shares tendered hereby and delivered by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that the Offeror has no obligation, pursuant to the Special Payment Instructions, to transfer any Shares from the name of the registered holder(s) thereof if the Offeror does not accept for payment any Shares tendered hereby.

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SPECIAL PAYMENT INSTRUCTIONS
(See Instructions 1, 4 and 7)
To be completed ONLY if the check for the purchase price of Shares purchased or certificates for Shares not tendered or not purchased are to be issued in the name of someone other than the undersigned.
Issue ☐  check ☐  certificate to:

Name(s) (Please Print)
Address

(Zip Code)

(Taxpayer Identification or Social Security Number)(See Substitute Form W-9)
Credit Shares delivered by book-entry transfer and not purchased to the DTC account set forth below:

(DTC Account Number)

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1, 4 and 7)
To be completed ONLY if the check for the purchase price of Shares purchased or certificates for Shares not tendered or not purchased are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown in the “Description of Shares Tendered” box.
Mail check and/or certificates to:

Name(s) (Please Print)
Address

(Zip Code)

(Taxpayer Identification or Social Security Number)(See Substitute Form W-9)

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STOCKHOLDERS: SIGN HERE
(COMPLETE SUBSTITUTE FORM W-9 BELOW)

X

X
Signature(s) of Holder(s)

(Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by the person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorneys-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

Name(s):

Capacity (Full Title):

Address:
(Include Zip Code)

Daytime Area Code and Telephone Number:

Tax Identification or Social Security Number:
                          (See Substitute Form W-9)

Dated:

GUARANTEE OF SIGNATURE(S)
(IF REQUIRED — SEE INSTRUCTIONS 1 AND 5)

FOR USE BY FINANCIAL INSTITUTIONS ONLY.
PLACE MEDALLION GUARANTEE IN SPACE BELOW.

Authorized Signature(s):

Name:

Name of Firm:

Address:
(Include Zip Code)

Area Code and Telephone Number:

Dated:

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INSTRUCTIONS
FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1. Guarantee of Signatures.  All signatures on this Letter of Transmittal must be guaranteed by a firm that is a member of the Securities Transfer Agents Medallion Signature Program or by any other “Eligible Guarantor Institution,” as such term is defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended (each of the foregoing being an “Eligible Institution”) unless (i) this Letter of Transmittal is signed by the registered holder(s) of Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered hereby and such holder(s) has (have) not completed the box entitled “Special Payment Instructions” or “Special Delivery Instructions” on the reverse hereof, or (ii) such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

2. Delivery of Letter of Transmittal and Share Certificates.  This Letter of Transmittal is to be used either if Share Certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for tenders by book-entry transfer pursuant to the procedure set forth in Section 3 of the Offer to Purchase. Share Certificates evidencing all physically tendered Shares, or a confirmation of a book-entry transfer into the Depositary’s account at the Book-Entry Transfer Facility of all Shares delivered by book-entry transfer, as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth below prior to the Expiration Date (as defined in the “Introduction” section of the Offer to Purchase) or the expiration of a subsequent offering period, if applicable. If Share Certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery. Stockholders whose Share Certificates are not immediately available, who cannot deliver their Share Certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot complete the procedure for delivery by book-entry transfer on a timely basis may tender their Shares pursuant to the guaranteed delivery procedure described in Section 3 of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Offeror, must be received by the Depositary prior to the Expiration Date; and (iii) the Share Certificates evidencing all physically delivered Shares in proper form for transfer by delivery, or a confirmation of a book-entry transfer into the Depositary’s account at the Book-Entry Transfer Facility of all Shares delivered by book-entry transfer, in each case together with a Letter of Transmittal (or a manually signed facsimile thereof), properly completed and duly executed, with any required signature guarantees (or in the case of a book-entry transfer, an Agent’s Message (as defined in Section 3 of the Offer to Purchase)) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three trading days after the date of execution of such Notice of Guaranteed Delivery, all as described in Section 3 of the Offer to Purchase. A “trading day” is any day on which the NASDAQ Global Select Market is open for business.

THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, SHARE CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. By execution of this Letter of Transmittal (or a manually signed facsimile hereof), all tendering stockholders waive any right to receive any notice of the acceptance of their Shares for payment.

3. Inadequate Space.  If the space provided under “Description of Shares Tendered” is inadequate, the Share Certificate numbers, the number of Shares evidenced by such Share Certificates and the number of Shares tendered should be listed on a separate signed schedule and attached hereto.

4. Partial Tenders  (Not applicable to Stockholders who tender by book-entry transfer). If fewer than all the Shares evidenced by any Share Certificate delivered to the Depositary herewith are to be tendered hereby, fill in the number of Shares that are to be tendered in the box entitled “Number of Shares Tendered.” In such cases, new Share Certificate(s)

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evidencing the remaining Shares that were evidenced by the Share Certificates delivered to the Depositary herewith will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the box entitled “Special Delivery Instructions,” as soon as practicable after the Expiration Date or the termination of the Offer. All Shares evidenced by Share Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

5. Signatures on Letter of Transmittal; Stock Powers and Endorsements.  If this Letter of Transmittal is signed by the registered holder(s) of Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share Certificates evidencing such Shares without alteration, enlargement or any other change whatsoever.

If any Shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

If any Shares tendered hereby are registered in different names, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Shares.

If this Letter of Transmittal is signed by the registered holder(s) of Shares tendered hereby, no endorsements of Share Certificates or separate stock powers are required, unless payment is to be made to, or Share Certificates evidencing Shares not tendered or not accepted for payment are to be issued in the name of, a person other than the registered holder(s). If the Letter of Transmittal is signed by a person other than the registered holder(s) of the Share Certificate(s) evidencing Shares tendered, the Share Certificate(s) tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s). Signatures on such Share Certificate(s) and stock powers must be guaranteed by an Eligible Guarantor Institution. See Instruction 1.

If this Letter of Transmittal or any Share Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Offeror of such person’s authority so to act must be submitted.

6. Stock Transfer Taxes.  Except as otherwise provided in this Instruction 6, the Offeror will pay all stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, a transfer tax is imposed based on income or for any reason other than the tender of Shares in the Offer, then those transfer taxes, whether imposed on the registered holder(s) or any other person(s), will not be payable to the tendering holder(s). If payment of the purchase price of any Shares purchased is to be made to, or Share Certificate(s) evidencing Shares not tendered or not accepted for payment are to be issued in the name of, any person other than the registered holder(s) or if tendered certificates are registered in the name of any person other than the person(s) signing the Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s), or such other person, or otherwise) payable on account of the transfer to such other person will be deducted from the purchase price of such Shares purchased, unless evidence satisfactory to the Offeror of the payment of such taxes, or exemption therefrom, is submitted.

7. Special Payment and Delivery Instructions.  If a check for the purchase price of any Shares tendered hereby is to be issued in the name of, and/or Share Certificate(s) evidencing Shares not tendered or not accepted for payment are to be issued in the name of and/or returned to, a person other than the person(s) signing this Letter of Transmittal or if such check or any such Share Certificate is to be sent to a person other than the signor of this Letter of Transmittal or to the person(s) signing this Letter of Transmittal but at an address other than that shown in the box entitled “Description of Shares Tendered,” the appropriate boxes herein must be completed.

8. Questions and Requests for Assistance or Additional Copies.  Questions and requests for assistance may be directed to the Information Agent at the address or telephone numbers set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained from the Information Agent.

9. Substitute Form W-9.  In general, each tendering stockholder that is a U.S. person is required to provide the Depositary with a correct Taxpayer Identification Number (“TIN”) on the Substitute Form W-9 which is provided under “Important Tax Information” below, and to certify, under penalties of perjury, that such number is correct and that such stockholder is not subject to backup withholding of U.S. federal income tax. Failure to provide the required information

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on the Substitute Form W-9 may subject the tendering stockholder to backup withholding of federal income tax at a 28% rate on the payment of the purchase price of all Shares purchased from such stockholder. If the tendering stockholder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such stockholder should write “Applied For” in the space provided for the TIN in Part I of the Substitute Form W-9, complete the certificate of awaiting TIN included with the Substitute Form W-9, and sign and date the Substitute Form W-9 and such certificate. If “Applied For” is written in Part I and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 28% on all payments of the purchase price to such stockholder until a TIN is provided to the Depositary.

10. Irregularities.  All questions as to the form of documents and the validity, eligibility (including time of receipt) and acceptance for payment of any tender of Shares will be determined by the Offeror in its sole discretion, which determinations shall be final and binding on all parties. The Offeror reserves the absolute right to reject any or all tenders of Shares it determines not to be in proper form or the acceptance of which or payment for which may, in the opinion of the Offeror, be unlawful. The Offeror also reserves the absolute right to waive any of the conditions of the Offer (subject to certain limitations in the Merger Agreement) and any defect or irregularity in the tender of any particular Shares, in whole or in part, at any time or from time to time, in the Offeror’s sole discretion. See Section 15 (“Conditions of the Offer”) in the Offer to Purchase.

The Offeror’s interpretation of the terms of the Offer (including these instructions) will be final and binding on all parties. No tender of Shares will be deemed to be properly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Offeror shall determine. None of the Offeror, the Depositary, the Dealer Manager, the Information Agent or any other person is or will be obligated to give notice of any defects or irregularities in tenders and none of them will incur any liability for failure to give any such notice.

11. Lost, Destroyed or Stolen Certificates.  Any holder whose certificate(s) has (have) been lost, stolen or destroyed should contact BNY Mellon Shareholder Services by mail: 480 Washington Blvd, Jersey City, NJ 07310; by telephone: 1-877-296-3711; or by email: shrrelations@bnymellon.com.

12. Requests for Additional Copies.  Questions and requests for assistance or additional copies of the Offer to Purchase and this Letter of Transmittal should be directed to the Information Agent or the Dealer Manager at their respective addresses and telephone numbers set forth below.

IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE HEREOF), PROPERLY COMPLETED AND DULY EXECUTED, TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES (OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT’S MESSAGE) AND SHARE CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS OR A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE OF THE OFFER OR THE EXPIRATION OF A SUBSEQUENT OFFERING PERIOD, IF APPLICABLE.

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IMPORTANT TAX INFORMATION

Under U.S. federal income tax law, a U.S. stockholder whose tendered Shares are accepted for payment is generally required to provide the Depositary (as payer) with such stockholder’s correct TIN on the Substitute Form W-9 provided below. If the stockholder is an individual, the TIN generally is the stockholder’s social security number. If the Depositary is not provided with the correct TIN, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service (“IRS”) and payments that are made to the stockholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding of U.S. federal income tax at a 28% rate. In addition, if a stockholder makes a false statement that results in no imposition of backup withholding, and there was no reasonable basis for making such statement, a $500 penalty may also be imposed by the IRS.

Certain stockholders (including, among others, corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such individual must submit a statement (on IRS Form W-8 BEN or other appropriate form), signed under penalties of perjury, attesting to such individual’s exempt status. Forms can be obtained from the Information Agent or from the IRS website at www.irs.gov.

Stockholders should refer to the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional instructions. Each stockholder should consult its own tax advisor as to such stockholder’s qualification for exemption from backup withholding and the procedure for obtaining such exemption.

If backup withholding applies, the Depositary is required to withhold 28% of any payments made to the stockholder. Backup withholding is not an additional tax. Rather, the U.S. federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is timely furnished to the IRS.

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PAYER’S NAME: COMPUTERSHARE TRUST COMPANY, N.A.

SUBSTITUTE Form W-9	Part I — PLEASE PROVIDE YOUR TIN IN THE BOX AT THE RIGHT AND CERTIFY BY SIGNING AND DATING BELOW	TIN: Social Security Number or Employer Identification Number

Department of the Treasury, Internal Revenue Service	Part II — For payees exempt from backup withholding, see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 and complete as instructed therein.

Payer’s Request for Taxpayer Identification Number (“TIN”) and Certification	Part III — Certification — Under penalties of perjury, I certify that:
(1) The number shown on this form is my correct TIN (or I am waiting for a TIN to be issued to me); and
(2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
(3) I am a U.S. person (including a U.S. resident alien).

SIGNATURE:

DATE: , 2009

NAME:

ADDRESS:

CITY: STATE: ZIP CODE:

Check appropriate box: ☐ Individual/Sole Proprietor ☐ Corporation☐ Partnership

☐ Other (specify):

Check box if applicable: ☐ Exempt from backup withholding

Certification Instructions — You must cross out item (2) in Part III above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you were no longer subject to backup withholding, do not cross out item (2).
NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN A $50 PENALTY IMPOSED BY THE IRS AND BACKUP WITHHOLDING OF 28% ON ANY PAYMENTS MADE TO YOU PURSUANT TO THIS OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.
IF YOU ARE AWAITING YOUR TIN, WRITE “APPLIED FOR” IN THE SPACE PROVIDED FOR YOUR TIN IN PART I ABOVE AND COMPLETE THE FOLLOWING CERTIFICATE.

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CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a TIN has not been issued to me, and either (1) I have mailed or delivered an application to receive a TIN to the appropriate IRS Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN by the time payment is made to me pursuant to this Offer, 28% of such payment will be withheld, and that if I do not provide a TIN within 60 days, any amount so withheld will be sent to the IRS as backup withholding.

Signature    Date

VOLUNTARY CORPORATE ACTION SNC

Facsimiles of the Letter of Transmittal, properly executed and duly signed, will be accepted. The Letter of Transmittal and Share Certificates and any other required documents should be sent or delivered by each stockholder or such stockholder’s broker, dealer, commercial bank, trust company or other nominee to the Depositary at one of its addresses or to the facsimile number set forth below.

The Depositary for the Offer is:

By Mail: c/o Voluntary Corporate Actions P.O. Box 43011 Providence, Rhode Island 02940-3011	By Overnight Courier: c/o Voluntary Corporate Actions Suite V 250 Royall Street Canton, Massachusetts 02021

For Notice of Guaranteed Delivery
(for Eligible Institutions only)

By Facsimile Transmission:
(617) 360-6810

To Confirm Receipt of Notice of Guaranteed Delivery Only:
(781) 575-2332

Questions or requests for assistance may be directed to the Information Agent or the Dealer Manager at the address and telephone numbers listed below. Additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Information Agent. A stockholder may also contact brokers, dealers, commercial banks or trust companies for assistance concerning the Offer.

The Information Agent for the Offer is:

D.F. King & Co., Inc.
48 Wall Street
New York, New York 10005

Banks and Brokers call collect:
(212) 269-5550

ALL OTHERS CALL TOLL FREE:
(800) 549-6746
Email:
ipcs@dfking.com

The Dealer Manager for the Offer is:

Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York 10013

CALL TOLL FREE:
(888) 476-2835